Neuberger Berman Income Funds® (“Income Funds”)

Supplement to the Prospectuses and Statement of Additional Information of each series of Income Funds, each as amended and supplemented

Effective immediately, the following changes apply to the Prospectuses and Statement of Additional Information, as applicable, for each series of the Income Funds (each a “Fund”):

(1) The following is added as the third paragraph to the “Recent Market Conditions.” sub-section in the “Additional Information about Principal Investment Risks” section in each of the Fund’s Prospectuses and the “Investment Information – Additional Investment Information” section of the Funds’ Statement of Additional Information:

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal  by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions.  The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian and Ukrainian economies and may result in the further decline of the value and liquidity of Russian and Ukrainian securities, a continued weakening of the ruble and hryvnia and continued exchange closures, and may have other adverse consequences on the Russian and Ukrainian economies that could impact the value of these investments and impair the ability of a Fund to buy, sell, receive or deliver those securities.  Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian and Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

(2) The following sentence is hereby deleted from the paragraph titled “Recent Market Conditions.” in the “Additional Information about Principal Investment Risks” section in each of the Fund’s Prospectuses and the “Investment Information – Additional Investment Information” section of the Funds’ Statement of Additional Information:

Russia’s assertion of its influence in its surrounding region, including potential actions in Ukraine, increases the likelihood of additional sanctions by the U.S. and other countries, which may cause volatility in the markets.

The date of this supplement is March 3, 2022.

Please retain this supplement for future reference.

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